Other Income, Net (Tables)	12 Months Ended
Mar. 31, 2021
Other Income and Expenses [Abstract]
Summary of Other Income, Net

	For the year ended March 31,
	2019	2020	2021
	RMB	RMB	RMB
Government grants	13,430	13,938	15,819
Merchant penalty income (1)	—	—	12,383
Refund from depositary bank (Note 14(3))	315	1,303	12,096
Exchange (losses)/gains	(7,068)	(4,136)	5,574
Gains on disposal of property and equipment	772	666	1,468
Others	1,312	(299)	2,545

Total	8,761	11,472	49,885

(1)
Merchant penalty income represents the penalties charged to the merchants that have quality and/or service issues based on the agreements with the merchants. The Company may use the penalty received from the merchants to settle the users’ complaints. The penalties are therefore recorded in other payables when received and recognized as other income when the Company considers the possibility of the penalty to be paid out is remote.